EXHIBIT 10.1

                           PURCHASE AND SALE CONTRACT
                                    BETWEEN

                                SERRAMONTE PLAZA
                                   AS SELLER
                                      AND
                       STRATEGIC ACQUISITION CORPORATION
                                  AS PURCHASER


                           PURCHASE AND SALE CONTRACT
     THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the 6th day of July,1999 (the "Effective Date") by and between SERRAMONTE PLAZA, a California limited partnership, having a principal address at 1873 South Bellaire Street, 17th Floor, Denver, Colorado 80222 ("Seller") and STRATEGIC ACQUISITION CORPORATION, a Delaware corporation, having a principal address at 11755 Wilshire Boulevard, Suite 1850, Los Angeles, California 90025 ("Purchaser").

     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS
R-1. Seller holds legal title to the following parcels of real estate located in San Mateo County, California, as more particularly described in Exhibit A attached hereto and made a part hereof. Improvements have been constructed on the parcels described in this Recital.
R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by grant deed to Purchaser.
R-3. The Property is currently encumbered by the Deed of Trust (as hereinafter defined). The Closing shall be conditioned upon, among other things, Lender's
(a) consent in writing to the assumption of the Loan by Purchaser, and (b) release from the lien of the Deed of Trust that portion of the Property legally described on Exhibit C attached hereto.


R-4. Purchaser has agreed to pay to Seller the Purchase Price (as hereinafter defined) for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.`
R-5. Purchaser has made such investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser has deemed necessary and desirable, has approved the same in all respects, subject only to the representations, warranties and covenants set forth in this Purchase Contract and does hereby agree to consummate the transactions contemplated by this Purchase Contract as set forth below.
                                   ARTICLE 1
                                 DEFINED TERMS

1.1 Terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this Article 1 below.
1.1.1 "BUSINESS DAY" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of California.
1.1.2 "CLOSING" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.
1.1.3 "CLOSING DATE" means the date on which date the Closing of the conveyance of the Property is held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds. Subject to the terms and conditions of this Purchase Contract, the Closing Date shall be within Forty (40) days following the expiration of the Feasibility Period.
1.1.4 "COMMERCIAL LEASE(S)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date.
1.1.5 "DEED OF TRUST" means that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents dated June 27, 1997, executed by Seller, as Trustor, to Lawyers Title Insurance Corporation, as Trustee, for the benefit of Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a Division of Lehman Brothers Holdings Inc, as Beneficiary, and recorded on July 2, 1997 as Instrument No. 97080016 in the Official Records of San Mateo County, California.
1.1.6 "EXCLUDED PERMITS" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.6 if any, attached hereto.
1.1.7     "FEASIBILITY PERIOD" shall have the meaning ascribed thereto in
     Section 5.1.
1.1.8 "FIXTURES AND TANGIBLE PERSONAL PROPERTY" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, as expressly identified in Exhibit 1.1.8 or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, as expressly identified in Exhibit 1.1.8, or (iv) the property and equipment, if any, expressly identified in Exhibit 1.1.8.
1.1.9 "IMPROVEMENTS" means all buildings and improvements, located on the Land taken "as is" (subject to any express representations or warranties of Seller contained herein).
1.1.10 "LAND" means all of those certain tracts of land located in the State of California, commonly known as Serramonte Plaza (described on Exhibit A attached hereto), and all rights, privileges and appurtenances pertaining thereto.
1.1.11 "LENDER" means Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a Division of Lehman Brothers Holdings Inc.
1.1.12 "LOAN" means that certain loan in the original principal amount of $12,000,000.00, made on or about June 27, 1997 by Lender to Seller, evidenced by a promissory note dated June 27, 1997 in the original principal amount of $12,000,000.00 (with an approximate unpaid principal balance as of the date of this Purchase Contract of $11,420,648.00), executed by Seller in favor of Lender, and secured by the Deed of Trust.
1.1.13 "MISCELLANEOUS PROPERTY ASSETS" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits, (viii) insurance or other prepaid Items or (ix) books and records, except to the extent that Seller receives a credit on the Closing Statement for any such item.
1.1.14 "PERMITS" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller or used in or relating to the ownership, occupancy or operation of the Property or any part thereof.
1.1.15 "PERMITTED EXCEPTIONS" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of
     Section 6.2.
1.1.16 "PROPERTY" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property;
     (iv) all Commercial Leases; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller in and to Property Contracts, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.
1.1.17 "PROPERTY CONTRACTS" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which Purchaser has elected in writing to assume prior to the expiration of the Feasibility Period, except Commercial Leases.
1.1.18 "PURCHASE CONTRACT" means this Purchase and Sale Contract by and between Seller and Purchaser.
1.1.19 "PURCHASE PRICE" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.
1.1.20    "SURVEY" shall have the meaning ascribed thereto in Section 6.12.
1.1.21 "TENANT" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.
1.1.22 "TITLE COMMITMENT" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.
1.1.23    "TITLE INSURER" shall have the meaning set forth in Section 6.1.

                                   ARTICLE 2
                         PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                   ARTICLE 3
                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Twenty Million One Hundred Fifty Thousand Dollars ($20,150,000.00), which shall be paid by Purchaser, as follows:
3.1.1 On the first Business Day after the Effective Date, Purchaser shall deliver to Fidelity National Title Insurance Company ("Escrow Agent" or the "Title Insurer") a deposit in the sum of One Hundred Thousand and no/100 Dollars ($100,000.00), in cash, (such sum being hereinafter referred to and held as the "Initial Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B. In addition, within one (1) day after the expiration of the Feasibility Period (as hereinafter defined), provided Purchaser has not terminated this Purchase Contract prior to the expiration of the Feasibility Period, Purchaser shall also deliver to Escrow Agent an additional deposit in the sum of One Hundred Thousand and no/100 Dollars ($100,000.00) in cash (such sum being hereinafter referred to and held as the "Additional Deposit"). The Initial Deposit and the Additional Deposit, together with any accrued interest thereon, are hereinafter collectively referred to as the "Deposit".
3.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its reasonable discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as directed by Purchaser should Purchaser determine to issue investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.
3.1.3 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied (and paid over to the Seller) on the Closing Date. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations or to failure of satisfaction of the conditions precedent to Seller's obligations set forth in Section 9.2.4, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.
3.1.4. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.
3.1.5. Purchaser shall assume the Loan in writing pursuant to an assumption agreement which is in recordable form and in form and substance satisfactory to the Lender and Seller. Purchaser shall be credited with the balance of principal due the Lender on the Closing Date. Purchaser shall pay all costs, including, but not limited to, Lender's reasonable attorneys' fees, reasonable disbursements and expenses, and all recording fees, mortgage or intangible taxes, and title insurance premiums, which may be incurred in connection with the assumption of the Loan.
3.1.6. Purchaser shall wire transfer to Escrow Agent the balance of the Purchase Price (less the Deposit) at least one (1) Business Day before the Closing Date. Subject to the terms hereof, said balance of the Purchase Price, together with the Deposit, shall be paid to Seller on the Closing Date.
                                   ARTICLE 4
                                   FINANCING

4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for the cash portion of the Purchase Price, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.
4.2 Seller shall request the Lender to (a) consent in writing to the transfer of title to the Property (other than that portion legally described in Exhibit C attached hereto) to a Single Purpose Entity Transferee designated by Purchaser and the assumption of the Loan by such Single Purpose Entity Transferee, and (b) release, effective as of closing, from the lien of the Deed of Trust that portion of the Property legally described on Exhibit C attached hereto. Purchaser shall cooperate with Seller and the Lender in connection therewith, shall execute and deliver all documents and information which may be required under the Deed of Trust in connection therewith (including, without limitation, an assumption agreement in recordable form and in form and substance satisfactory to the Lender and Seller), and shall pay all costs which may be incurred in connection therewith. If the Lender fails to comply with Seller's request as set forth above, then this Purchase Contract shall automatically terminate, in which event the Deposit shall be returned to Purchaser, and the parties hereto shall have no further obligations to each other, except for Purchaser's obligations under Section 5.3.

                                   ARTICLE 5
                               FEASIBILITY PERIOD

5.1 Subject to the terms of section 5.3 below, for twenty-five (25) calendar days following the Effective Date (i.e., through July 31, 1999 if the Effective Date is July 6, 1999) (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the
     Property:
5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).
5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property, and to review copies of Seller's files with respect to the Property (other than proprietary information and confidential financial information of Seller relating to Seller's loan application). Seller agrees to use its best efforts to provide copies of such documents or give Purchaser access to such documents (including all documentation evidencing the Loan, other than proprietary information and confidential financial information of Seller relating to Seller's loan application) promptly after the Effective Date.
5.1.3 To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.
5.2 Should the results of any of the matters referred to in sub-paragraphs 5.1.1, 5.1.2 and 5.1.3 above appear unsatisfactory to Purchaser for any reason, then Purchaser shall have the right to allow this Purchase Contract to terminate by failing to give written Notice of its approval of the matters referred to in sub-paragraphs 5.1.1, 5.1.2 and 5.1.3 above to Seller and Escrow Agent on or before 5:00 p.m. EST on the date of expiration of the Feasibility Period. If Purchaser fails to timely deliver such Notice to Seller and Escrow Agent, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for any liability of Purchaser under Section 5.3, and Escrow Agent shall then promptly return the Initial Deposit to Purchaser. If Purchaser provides Seller with written Notice of its approval of the matters referred to in sub-paragraphs 5.1.1, 5.1.2 and 5.1.3 above prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, Purchaser shall deliver the Additional Deposit to Escrow Agent, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5 and in ARTICLE 9 and the performance by Seller of its obligations hereunder.
5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like; provided, however, the foregoing indemnity does not include liability for claims, damages and costs resulting from conditions in existence prior to such entry by Purchaser or its Consultants unless, and then only to the extent that such actions by Purchaser or its Consultants increase Seller's liability therefor. Without limiting the generality of the foregoing, Purchaser shall have no liability for the discovery or, to the extent required by applicable law, reporting of adverse conditions at the Property; provided, however, that Purchaser shall use its best efforts to advise Seller, in writing, of any such adverse conditions at the Property. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein (but Seller agrees not to unreasonably withhold its approval to any commercially reasonable activities described in Section
     5.1.1 hereof and specifically agrees that the performance of a "Phase I" environmental site assessment and any subsequent testing or assessment recommended by such "Phase I" assessment shall be permitted). No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, in amounts (including deductible amounts) and with such insurance carriers as shall be approved by Seller and naming Seller and its affiliates as Loss Payees or Additional Insureds (at the option of Seller), with endorsements acceptable to Seller, including a waiver of defenses of the insurer based on the actions or inaction of Purchaser. Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.
5.4 Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give Notice to Seller a reasonable time (i.e., at least Twenty-four [24] hours) prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections reasonably necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its commercially reasonable efforts to prevent its agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers and prospective financial partners.

                                   ARTICLE 6
                                     TITLE

6.1 Purchaser shall promptly secure a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment,") issued by Fidelity National Title Insurance Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein. Seller agrees that it shall be solely responsible for payment of all costs relating to procurement of a CLTA Owner's Policy of Title Insurance and Purchaser shall be responsible for all other title costs (including title endorsements [other than those issued to cure an objection by Purchaser to a title exception, which shall be at Seller's cost], ALTA coverage and any Lender's policy).
6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates and any conveyance by grant deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions" and Purchaser agrees to accept the deed and title subject thereto:
6.2.1 All exceptions shown in the Title Commitment and all exceptions noted in Exhibit 6.2.1 attached hereto (as the same must be approved in writing by Purchaser during the Feasibility Period); and
6.2.2 Such exceptions and matters as the Title Insurer shall not be willing to omit as exceptions to coverage (provided, however, if Purchaser disapproves an exception during the Feasibility Period which Title Insurer is not willing to omit, Purchaser shall be entitled to terminate this Purchase Contract and have the Initial Deposit, or Deposit, as applicable, returned to Purchaser).
6.2.3     All Commercial Leases; and
6.2.4 All Property Contracts and any other existing contracts created in the ordinary course of business by Seller, which Purchaser has agreed to assume and which are not identified for termination by Purchaser during the Feasibility Period;
6.2.5     Real estate and property taxes to the extent not due and payable; and
6.2.6 With respect to the portion of the Property other than that legally described on the attached Exhibit C, the Deed of Trust.
6.3 The existence of other mortgages, liens, or encumbrances shall not be objections to title, provided that properly executed instruments in recordable form necessary to satisfy and remove the same of record are delivered to the Purchaser at Closing or, in the alternative, with respect to any mortgage or deed of trust liens, that payoff letters from the holder of the mortgage or deed of trust liens shall have been delivered to and accepted by the Title Insurer (sufficient to remove the same from the policy issued at Closing), together in either case, with recording and/or filing fees.
6.4 At Purchaser's option, unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained in ARTICLE 7 herein.
6.5 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.
6.6  Intentionally Deleted
6.7 If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, Seller at its sole option and within Two (2) Business Days following receipt of such Notice may elect to cure such objection or unfulfilled condition for up to Ten
     (10) calendar days following the originally scheduled Closing Date. Should Seller be able to timely cure such title objection or condition, or should Seller be able to timely cause Title Insurer to insure over the same, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before Seven (7) calendar days after Notice of such cure or waiver.
6.8 If during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause Title Insurer to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the title company issuing the Title Commitment on or before Seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, in which event the Deposit shall be returned to Purchaser, and the parties hereto shall have no further obligations to each other, except for Purchaser's obligations under Section 5.3..
6.9 Seller covenants that it will not voluntarily create or cause any lien or encumbrance (other than Commercial Leases entered into in accordance with the requirements of Section 16.21 below and Property Contracts approved in writing by Purchaser, which approval shall not be unreasonably withheld or delayed) to attach to the Property between the date of this Purchase Contract and the Closing Date; any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.
6.10 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.
6.11 Intentionally Deleted
6.12 Seller at Seller's sole cost and expense, promptly shall cause to be prepared a survey for the Property ("Survey") to be delivered to Purchaser and Seller within the Feasibility Period. The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; and (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the grant deed delivered to Purchaser at Closing, and the balance of the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing. Nothing contained in the foregoing sentence shall prevent Purchaser from requiring the Title Insurer to include the Survey legal in the Title Commitment.
6.12.1 Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in this ARTICLE 6.

                                   ARTICLE 7
                                    CLOSING

7.1  DATES, PLACES OF CLOSING, PRORATIONS, DELINQUENT RENT AND CLOSING COSTS.
7.1.1 The Closing shall take place in the offices of Escrow Agent at a time mutually agreed upon on the Closing Date except as set forth in Section
     7.1.2 below, but in no event later than Forty (40) days after the expiration of the Feasibility Period. If requested by either party, the other party shall agree to conduct the Closing through a pre-closing, an escrow or other arrangement reasonably requested by either party, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.
7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than Ten (10) days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.
7.1.3. All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing
     Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Commercial Leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligation to pay any accrued but unpaid Tenant improvement allowances and leasing commissions for any leases made after the Effective Date hereof, together with any payments of amounts accruing on or after the Closing Date and due parties to other agreements affecting the Property which survive Closing. Seller shall pay at or prior to Closing any obligations for accrued but unpaid Tenant improvement allowances and leasing commissions for all leases in existence as of the Effective Date. Any real estate ad valorem or similar taxes or the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in the following paragraph. For purposes of this Section 7.1.3. and Section
     7.1.4. and 7.1.5. the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, percentage rents and common area maintenance charges. The provisions of this Section 7.1.3. shall apply during the Proration Period (as defined below).
7.1.4. If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.
7.1.5. If on the Closing Date any Tenant is in arrears in any Rent payment under any Commercial Lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings for eviction against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all reasonable efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of Tenant checks used in payment of such rent); provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Commercial Lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this
     Section 7.1.5. shall apply during the Proration Period.
7.1.6. Seller and Purchaser shall share equally in the cost of all transfer taxes and recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees.
7.2  ITEMS TO BE DELIVERED PRIOR TO OR AT CLOSING.
7.2.1 SELLER. At Closing, Seller shall deliver to Purchaser, each of the following items, as applicable:
7.2.1.1Grant deed in the form attached as Exhibit 7.2.1.1 to Purchaser. The acceptance of the deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.
7.2.1.2A Bill of Sale without recourse or warranty, except as expressly provided therein, in the form attached as Exhibit 7.2.1.2 covering all Property Contracts (which Purchaser has agreed to assume), Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder which accrue from and after the Closing Date.
7.2.1.3An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder which accrue from and after the Closing Date.
7.2.1.4A closing statement executed by Seller.
7.2.1.5A vendor's affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions, (other than matters constituting any Permitted Exceptions to the title insurance policy set forth in this Purchase Contract and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitments; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract.
7.2.1.6A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.
7.2.1.7A certified rent roll listing all Commercial Leases affecting the Property, together with such other information related thereto as Purchaser may reasonably request, signed by Seller and dated within one
       (1) Business Day of the Closing Date.
7.2.1.8Executed Tenant estoppel certificates in substantially the form attached hereto as Exhibit 7.2.1.8 (or in such form as may be required by the applicable Commercial Lease, provided that Seller will use commercially reasonable efforts to obtain tenant estoppel certificates in substantially the attached form) for Tenants occupying not less than 75% of the net rentable area in the Improvements.
7.2.1.9Such other instruments, documents or certificates as are required to be delivered by Seller to Purchaser in accordance with any of the other provisions of this Purchase Contract.
7.2.1.10 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.
7.2.2 PURCHASER. At Closing, Purchaser shall deliver to Seller the following items with respect to the Property being conveyed or transferred by merger at such Closing:
7.2.2.1The cash portion of the Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the cash portion of the Purchase Price for the Property to satisfy the same, provided that Seller shall have delivered to Purchaser, or to Purchaser's designee, on such Closing Date instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. Purchaser, if request is made within a reasonable time prior to Closing, agrees to provide at Closing separate certified or cashier's checks as requested, aggregating not more than the amount of the balance of the cash portion of the Purchase Price, to facilitate the satisfaction of any such liens or encumbrances. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements so that such items will not appear as exceptions on Purchaser's title insurance policy.
7.2.2.2A closing statement executed by Purchaser.
7.2.2.3A countersigned counterpart of the Bill of Sale in the form attached as
       Exhibit 7.2.1.2.
7.2.2.4A countersigned counterpart of the Assignment in the form attached as
       Exhibit 7.2.1.3.
7.2.2.5A countersigned counterpart of an assumption agreement in recordable form and in form and substance satisfactory to the Lender and Seller, so as to effect the assumption of the Loan by Purchaser, including, without limitation, of Seller's obligations thereunder which accrue from and after the Closing Date, together with such other items as may be required under the Deed of Trust in connection with Purchaser's assumption of the Loan.
7.2.2.6Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                                   ARTICLE 8
       REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER

8.1  REPRESENTATIONS AND WARRANTIES OF SELLER.
8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:
8.1.1.1Seller identified in the Recitals is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other agreement for the sale of, or given any other person the right to purchase, all or any part of any of the Property;
8.1.1.2Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.8 hereof);
8.1.1.3There are no adverse or other parties in possession of the Property, except for occupants, guests and Tenants under the Commercial Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in
       Section 6.8 hereof).
8.1.1.4The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;
8.1.1.5Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended; 8.1.1.6To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable;
8.1.1.7Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;
8.1.1.8To the best of Seller's knowledge, there are no contracts affecting the Property which would be binding on Purchaser after the Closing other than the Commercial Leases, Property Contracts and those contracts described on Exhibit 8.1.1.8 attached hereto.
8.1.1.9To the best of Seller's knowledge, the Rent Roll attached as Exhibit
       8.1.1.9 hereto is true, correct and complete.
8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is relying upon, no information provided by Seller or Broker and no statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, the state, federal, county or local law, ordinance, order, permit or suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the Offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by Tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or Tenants, provided that Seller shall keep Purchaser informed of all unlawful detainer or other eviction proceedings that may be commenced against any Tenant. Purchaser agrees that the departure prior to Closing, of any of such guests, occupants or Tenants after the expiration of the Feasibility Period shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such Tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract; provided, however, Seller agrees that after the expiration of the Feasibility Period, Seller shall obtain Purchaser's consent prior to pursuing legal remedies against any Tenant (which consent may not be unreasonably withheld or delayed). Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section 8.1.3 below.
8.1.3     Seller and Purchaser agree that those representations contained in
     Section 8.1 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section
     8.1 must be commenced within One (1) year subsequent to the Closing Date). In the event that Seller breaches any representation contained in Section
     8.1 and Purchaser had knowledge of such breach, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith.
8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term "Designated Representative" shall refer to Patricia Proano.
8.2  REPRESENTATIONS AND WARRANTIES OF PURCHASER
8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:
8.2.2 With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that:
8.2.2.1Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware.
8.2.2.2Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.
8.2.2.3No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.
8.2.2.4Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of their respective certificates of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.
8.2.2.5The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.
8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.
8.2.4 Purchaser's representations and warranties shall survive the Closing for a period of one (1) year and shall not merge with the limited warranty deed or any other closing documents (that is, any proceeding based on the breach of a representation contained in Section 8.2 must be commenced within one (1) year subsequent to the Closing Date).

                                   ARTICLE 9
                        CONDITIONS PRECEDENT TO CLOSING

9.1 Without limiting any of the rights of Purchaser elsewhere provided for in this Purchase Contract, Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;
9.1.2 Seller's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.
9.1.3 Seller shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing.
9.1.4 Lender shall have (a) consented in writing to the transfer of title to the Property to a Special Purpose Entity Transferee designated by Purchaser and the assumption of the Loan by such Special Purpose Entity Transferee, and (b) released from the lien of the Deed of Trust that portion of the Property legally described on Exhibit C attached hereto.
9.1.5 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to close except as expressly set forth above.
9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.
9.2.2 Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.
9.2.3 If applicable, Purchaser shall have produced evidence reasonably satisfactory to Seller of Purchaser's compliance with Hart-Scott-Rodino Act requirements or of the non-applicability thereof to the transactions contemplated by this Purchase Contract.
9.2.4 Lender shall have (a) consented in writing to the transfer of title to the Property to Purchaser and the assumption of the Loan by Purchaser, and
     (b) released from the lien of the Deed of Trust that portion of the Property legally described on Exhibit C attached hereto.
9.2.5 Seller shall have obtained the written consent to the sale of the Property pursuant to this Purchase Contract of all partners of Seller whose consent is required under Seller's partnership agreement; provided, however, that if Seller elects not to close under this Purchase Contract due to the failure of the condition precedent set forth in this Section 9.2.5, the Deposit shall be promptly returned to Purchaser and Seller shall pay to Purchaser the amount of $200,000.00. Upon such payment, neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.
9.2.6 Notwithstanding anything to the contrary, there are no other conditions on Seller's obligation to close except as expressly set forth above.

                                   ARTICLE 10
                                   BROKERAGE

10.1 Seller represents and warrants to Purchaser that it has dealt only with TC Northern California, Inc., 1241 E. Hillsdale Boulevard, Suite 200, Foster City, California 94404 ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party.
10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.
10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.
                                   ARTICLE 11
                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12
                             DEFAULTS AND REMEDIES

12.1 IN THE EVENT PURCHASER TERMINATES THIS PURCHASE CONTRACT FOLLOWING THE FEASIBILITY PERIOD FOR ANY REASON OTHER THAN (I) SELLER'S INABILITY TO PERFORM AS REQUIRED BY THIS PURCHASE CONTRACT OR (II) THE FAILURE OF A CONDITION PRECEDENT TO PURCHASER'S OBLIGATIONS HEREUNDER, OR DEFAULTS HEREUNDER PRIOR TO THE CLOSING DATE AND CONSUMMATION OF THE CLOSING DOES NOT OCCUR BY REASON OF SUCH TERMINATION OR DEFAULT BY PURCHASER, SELLER AND PURCHASER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE, SELLER AND PURCHASER HEREBY AGREE THAT, EXCEPT FOR THE PURCHASER'S OBLIGATIONS TO SELLER UNDER SECTION 5.3, THE REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT THAT PURCHASER TERMINATES THIS PURCHASE CONTRACT FOLLOWING THE FEASIBILITY PERIOD FOR ANY REASON OTHER THAN SELLER'S INABILITY TO PERFORM AS REQUIRED BY THIS PURCHASE CONTRACT OR THE FAILURE OF A CONDITION PRECEDENT TO PURCHASER'S OBLIGATIONS HEREUNDER, OR DEFAULTS HEREUNDER PRIOR TO THE CLOSING DATE, IS AND SHALL BE, AS SELLER'S SOLE REMEDY (WHETHER AT LAW OR IN EQUITY), THE RIGHT TO RECEIVE FROM THE ESCROW AGENT AND RETAIN THE FULL AMOUNT OF THE DEPOSIT. THE PAYMENT AND PERFORMANCE OF THE ABOVE AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF APPLICABLE LAW AND IS INTENDED TO SETTLE ALL ISSUES AND QUESTIONS ABOUT THE AMOUNT OF DAMAGES SUFFERED BY SELLER IN THE APPLICABLE EVENT, EXCEPT ONLY FOR DAMAGES UNDER SECTION 5.3 ABOVE, IRRESPECTIVE OF THE TIME WHEN THE INQUIRY ABOUT SUCH DAMAGES MAY TAKE PLACE. UPON ANY SUCH FAILURE BY PURCHASER HEREUNDER, THIS PURCHASE CONTRACT SHALL BE TERMINATED, AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE PURCHASER'S OBLIGATIONS TO SELLER UNDER SECTION 5.3 ABOVE, AND THE

     RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES TO THE EXTENT NOT THERETOFORE PAID BY PURCHASER.

     ______________________                  ______________________
     SELLER'S INITIALS                       PURCHASER'S INITIALS

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit (or so much thereof as has been received by Escrow Agent) or to seek specific performance of this Purchase Contract.

                                   ARTICLE 13
                            RISK OF LOSS OR CASUALTY

13.1 If all of the Property or any substantial portion of the Property (where the loss is in excess of $300,000) is destroyed, or damaged, the occurrence of any of which events is hereinafter called a "Loss" in this Section 13.1), Seller shall promptly notify Buyer in writing of the nature and scope of the Loss and whether the Loss is covered in whole or in part by applicable insurance. Buyer, after completing whatever inquiries and analyses Buyer may deem appropriate, but in no event later than twenty (20) days after Purchaser is notified of such Loss, shall promptly notify Seller in writing whether Buyer elects to cancel this Agreement or to close the purchase of the Property. If Buyer elects to cancel, neither party shall have any further liability or obligations to the other hereunder other than the indemnification provisions described in Section 5.3 of this Purchase Contract and the Deposit shall promptly be returned to the Purchaser. If Buyer elects to proceed to close the purchase, there shall be no reduction or abatement of the Purchase Price, but Buyer shall have the right to require Seller to assign to Buyer any available insurance proceeds or claims for insurance proceeds with respect to the Loss (subject to the rights of Lender under the Loan) and Seller shall pay Buyer cash, or authorize a credit against the Purchase Price, equal to the full amount of any deductible under the applicable insurance policy. If Buyer requires Seller so to assign any proceeds, or claim therefor to Buyer in connection with the Loss, then subject to the rights of Lender under the Loan, (i) all insurance proceeds and damages payable with respect to the Loss or damage shall be payable to Buyer, and (ii) Buyer shall have the exclusive right to direct any negotiations, litigation or settlement related thereto.

                                   ARTICLE 14
                                  RATIFICATION

14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before July 9, 1999.

                                   ARTICLE 15
                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice thereof to Seller and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 16
                                 MISCELLANEOUS

16.1 EXHIBITS AND SCHEDULES
     All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.
16.2 ASSIGNABILITY
     Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party (which consent shall not be unreasonably withheld or delayed). Without limiting the foregoing, it shall not be deemed unreasonable for Seller to withhold its consent to a proposed assignment by Purchaser if such assignment is not permitted under the terms of the Loan documents or if the Lender disapproves such assignment. Notwithstanding anything to the contrary contained herein, (i) provided that this Purchase Contract remains in effect following the expiration of the Feasibility Period, Purchaser shall, subject to Section 9.1.4, be obligated, at any time on or before the date which is five (5) days prior to the Closing Date, to assign (without releasing Strategic Acquisition Corporation from its obligations under this Purchase Contract) its right under this Purchase Contract to purchase the portion of the Property other than that legally described on Exhibit C attached hereto, together with all other rights and obligations hereunder that relate to such portion of the Property, to a Single Purpose Entity Transferee approved by Lender, and (ii) Purchaser shall have the right, at any time on or before the date which is five days prior to the Closing Date, to assign (without releasing Strategic Acquisition Corporation from its obligations under this Purchase Contract) its right under this Purchase Contract to purchase that portion of the Property legally described on Exhibit C attached hereto, together with all other rights and obligations hereunder that relate to such portion of the Property, to an entity in which an affiliate of Insignia/ESG, Inc. is a member or partner, as applicable. The Purchase Price shall be allocated among the parcels described in clauses (i) and (ii) above as reasonably agreed by Seller and Purchaser.
16.3 BINDING EFFECT
     This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.
16.4 CAPTIONS
     The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
16.5 NUMBER AND GENDER OF WORDS
     Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.
16.6 NOTICES
     All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes
     (i) if sent by Federal Express or the nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing addressed as follows:

             If to Seller:                      If to Purchaser:

             Serramonte Plaza                   Strategic Acquisition
             1873 South Bellaire Street, 17th   Corporation
             Floor                              11755 Wilshire Blvd., Suite
             Denver, Colorado  80222            1850
             Attn:  Mr. Harry Alcock            Los Angeles, California  90025
                                                Attn:  Kevin Kaseff

                  and                           With a copy to:
                                                Strategic Acquisition
             Argent Real Estate                 Corporation
             1401 Brickell Avenue, Suite 520    15 S. Main Street, Suite 900
             Miami, Florida  33131              Greenville, SC  29602
             Attn:  Mr. David Marquette         Attn:  Greg Arrell, Esq.

             with a copy to:

             Loeb & Loeb
             1000 Wilshire Boulevard, Suite
             1800
             Los Angeles, California  90017
             Attn:     Andrew S. Clare, Esq.
                  Karen N. Higgins, Esq.
             If to Escrow Agent or Title
             Insurer:
             Fidelity National Title Insurance
             Company
             14643 Dallas Parkway, Suite 380
             Dallas, Texas  75240
             Attn:  Mr. Rick Wilson

     Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice. If any increase in title and/or escrow costs results from designating Mr. Rick Wilson and Fidelity National Title Insurance Company's Dallas office as Escrow Agent or Title Insurer, instead of Ms. Lolly Avant and Fidelity National Title Insurance Company's Houston office, Purchaser shall be responsible for payment of any such increase in costs.
16.7 GOVERNING LAW AND VENUE
     The laws of the State of California shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.
16.8 ENTIRETY AND AMENDMENTS
     This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.
16.9 SEVERABILITY
     If any of the provisions of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.
16.10     MULTIPLE COUNTERPARTS
     This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.
16.11     FURTHER ACTS
     In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.
16.12     CONSTRUCTION
     No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.
16.13     CONFIDENTIALITY
     Purchaser, Seller and Broker shall not disclose the terms and conditions contained in this Purchase Contract, and shall keep the same confidential, provided that such parties may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided to Purchaser by Seller hereunder is confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Each party agrees to submit press releases for the other parties' reasonable approval prior to the issuance of such press releases. The obligations contained in this Section 16.13 shall survive Closing for a period of Six (6) months.
16.14     TIME OF THE ESSENCE
     It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.
16.15     CUMULATIVE REMEDIES AND WAIVER
     No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.
16.16     LITIGATION EXPENSES
     In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.
16.17     TIME PERIODS
     Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.
16.18     EXCHANGE
At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property.

If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.
16.19 NO PERSONAL LIABILITY OF OFFICERS, TRUSTEES OR DIRECTORS OF SELLER Purchaser acknowledges that this Agreement is entered into by Seller which is a California business trust, and Purchaser agrees that no individual officer, trustee, director or representative of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.
16.20     NO EXCLUSIVE NEGOTIATIONS
Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.
16.21     COVENANTS REGARDING LEASES
Seller agrees to timely provide Purchaser with copies of any lease proposals (including new leases and requests for any lease modifications) and Seller agrees not to enter into any new leases on the Property, or terminate or modify any existing leases on the Property without the prior written consent of Purchaser (which consent shall not be unreasonably withheld). If Seller desires to enter into any new lease, or terminate or modify any existing leases, Seller shall provide Purchaser written Notice thereof. If Purchaser fails to deliver written disapproval thereof to Seller within five (5) days after Purchaser's receipt of such Notice, Purchaser shall be deemed to have approved the proposed action. If during the Feasibility Period Purchaser unreasonably disapproves of any proposed action (as determined by Seller in its reasonable discretion), Seller shall have the option to terminate this Purchase Contract upon five (5) days written Notice to Purchaser. Upon Purchaser's receipt of such termination Notice, Purchaser shall have the right to either accept the termination (in which case the Deposit shall be returned to Purchaser and neither party shall have any obligation to the other, except as expressly set forth herein for provisions which survive termination), or Purchaser may approve the proposed action (which was previously disapproved), and permit the Purchase Contract to continue. If Notice of approval of the proposed lease is not delivered to Seller within five (5) days after Purchaser's receipt of the termination Notice, Purchaser shall be deemed to have accepted Seller's termination. Seller shall not have the foregoing right of termination after the expiration of the Feasibility Period.
     NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

SELLER:    SERRAMONTE PLAZA, a California limited partnership
                              By:     GP Services XVII, Inc., a South Carolina
               corporation, Its General Partner
                                          By:

                                         Its:
[SIGNATURES ARE CONTINUED ON THE NEXT PAGE]

PURCHASER: STRATEGIC ACQUISITION CORPORATION, a Delaware corporation
           By:
           Its:

Escrow Agent joins in the execution of this Purchase Contract solely for the purpose of approving the form of Escrow Agreement attached as Exhibit B:
ESCROW AGENT:  FIDELITY NATIONAL TITLE INSURANCE COMPANY
           By:
           Its:

Broker joins in the execution of this Purchase Contract solely for the purpose of acknowledging its obligations under Section 16.13 hereof:
BROKER:    TC NORTHERN CALIFORNIA, INC.
           By:
           Its:


EXHIBIT A
                     LEGAL DESCRIPTION FOR SERRAMONTE PLAZA
All that certain land situated in San Mateo County, California described as follows:

                                   PARCEL I:

Lots 4, 5, 6, 7, 8, 10, 12, 13, 14, 15, 16, 17 and 18, Block 58, as shown on that certain Map entitled, "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13 VOL. 72 OF MAPS, PAGES 1 & 2, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the recorder of the County of San Mateo, State of California, on March 04, 1975 in Book 86 of Maps at page(s) 46 & 47.
EXCEPTING THEREFROM all buildings and improvements of any nature located on aforesaid Lots 4, 8, and 18, Block 58, as granted in the Deed from Crocker Land Company, to Citizens Savings and Loan Association, a California corporation, recorded January 17, 1977, in Book 7358, Page 221, Official Records.
Assessors Parcel No: 091-541-130/ Joint Plant No.: 086-046-058-0004t
091-541-140/ Joint Plant No: 086-046-058-0005t
091-541-150/ Joint Plant No: 086-046-058-0006t
091-541-160/ Joint Plant No: 086-046-058-0007t
091-541-170/ Joint Plant No: 086-046-058-0009t
091-541-190/ Joint Plant No: 086-046-058-0010t
091-541-210/ Joint Plant No.: 086-046-058-0012t
091-541-220/ Joint Plant No: 086-046-058-0013t
091-541-230/ Joint Plant No. 086-046-058-0014t
091-541-240/ Joint Plant No: 086-046-058-0015t
091-541-250/ Joint Plant No: 086-046-058-0016t
091-541-260/ Joint Plant No: 086-046-058-0017t
091-541-270/ Joint Plant No: 086-046-058-0018t
PARCEL II:
Parcel A and Parcel B, as shown on that certain Map entitled, "PARCEL MAP BEING A RESUBDIVISION OF LOT 9 AS SHOWN ON THAT CERTAIN MAP ENTITLED, "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13" RECORDED MARCH 4, 1975 IN BOOK 86 OF MAPS AT PAGES 47 AND 47, SAN MATEO COUNTY RECORDS, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of the County of San Mateo, State of California on May 13, 1976, in Book 31 of Parcel Maps at page 47.
Assessors Parcel No's: 091-541-290 (PCL A) & 091-541-300 (PCL B)
Joint Plant No: 086-046-058-0009t
PARCEL III:
Parcel B, as shown on that certain Map entitled, "PARCEL MAP BEING A RESUBDIVISION OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13" RECORDED MARCH 4, 1975 IN BOOK 86 OF MAPS AT PAGES 46 AND 47, SAN MATEO COUNTY RECORDS, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California on June 1, 1977 in Book 37 of Parcel Maps at page 11. Assessors Parcel No: 091-541-320/ Joint Plant No: 086-046-058-0011t
PARCEL IV:
Parcel 3, as shown on that certain Map entitled, "PARCEL MAP OF LOTS 1, 2, 3, & 19, BOOK 86 OF MAPS, PAGE 46, SAN MATEO COUNTY RECORDS, PARCEL "A", BOOK 37 OF PARCEL MAPS, PAGE 11, SAN MATEO COUNTY RECORDS, AND A PORTION OF LOT 1, BLOCK 58, BOOK 72 OF MAPS, PAGE 1, SAN MATEO COUNTY RECORDS, CITY OF DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of the County of San Mateo, State of California on April 8, 1997 in Book 69 of Parcel Maps at pages 74 and 75.
Assessors Parcel No: 091-541-370/ Joint Plant No: 086-046-058-0020t
PARCEL V:
A permanent easement over the "East Parking Area" of Parcel II, which includes six (6) parking spaces as depicted on Exhibit C-2, and more particularly described in Exhibit C-1, for purposes of Access and Parking, and a non-exclusive easement over the "Parcel 19 Area" of Parcel II as depicted on Exhibit E-2, and as more particularly described in Exhibit E-1, solely for the purpose of Access and Parking, as said easements and areas are described and granted by document entitled, "Reciprocal Easement Agreement, Declaration of Covenants and Grant of License", dated March 11, 1996, executed by Serramonte Plaza, a California limited partnership, Daly City Partners, LLC, a California limited liability company, Daly City Partners II, L.P., a California limited partnership, Lehman Brothers Holdings Inc., a Delaware corporation, and LaSalle National Bank as Trustee for the Structured Asset Securities Corporation, Multiclass Pass-Through Certificates, Series 1996-C1 Trust, recorded April 10, 1997, as Document No. 97041416, Official Records

                                 EXHIBIT 1.1.6
                            LIST OF EXCLUDED PERMITS
                                     None.


                                 EXHIBIT 1.1.8
                LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT
                                     None.


                                 EXHIBIT 6.2.1
                          ADDITIONAL TITLE EXCEPTIONS
                                     None.


                                EXHIBIT 7.2.1.1
                              SELLER'S GRANT DEED
RECORDING REQUESTED BY AND WHEN
RECORDED MAIL THIS DEED AND,
UNLESS OTHERWISE SHOWN BELOW,
MAIL TAX STATEMENTS TO:

_______________________________
_______________________________
_______________________________
_____________________________

                      THIS SPACE ABOVE FOR RECORDER'S USE
________________________________________________________________________

                                   GRANT DEED

State of California

County of San Mateo

Documentary Transfer Tax Shown
by Separate Affidavit Not of Record


THIS GRANT DEED is made this      day of                              , 1999, by
SERRAMONTE PLAZA, a California limited partnership ("Grantor"), to STRATEGIC ACQUISITION CORPORATION, a Delaware corporation ("Grantee").


      WHEREAS, Grantor holds legal title to certain real property more particularly described in Exhibit "A" attached hereto (the "Property"); and

      WHEREAS, Grantor desires to convey to Grantee in fee simple all of its right, title and interest in and to the Property.

      NOW THEREFORE in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, the Grantor does hereby grant, bargain, sell and convey unto the Grantee in fee simple the Property.

      TOGETHER WITH all and singular the ways, easements, rights, privileges and appurtenances thereto or in any way appertaining, all improvements thereon and all the estate, right, title, interest and claim, either at law or in equity, of the Grantor in the said Property.
      However, this conveyance is made subject to the liens securing payment of ad valorem taxes for the current and all subsequent years, as well as to those matters of record, or matters that could be disclosed by a visual inspection or accurate survey of the Property, as of the date hereof.


      IN WITNESS WHEREOF, Grantor has caused this Deed to be executed by its representative thereunto duly authorized as of the day and year first above written.

                                    "Grantor":

                                    SERRAMONTE PLAZA, a
                                    California limited partnership

                                    By:   GP Services XVII, Inc., a South
                                          Carolina corporation, its
                                          General Partner


                                          By:__________________________
                                                Name:__________________
                                                Title:___________________

STATE OF COLORADO )
                        )  ss.
COUNTY OF ___________   )


      On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.


      ___________________________________
      Notary Public in and for said State

                                   EXHIBIT A
                     LEGAL DESCRIPTION FOR SERRAMONTE PLAZA
All that certain land situated in San Mateo County, California described as follows:

                                   PARCEL I:
Lots 4, 5, 6, 7, 8, 10, 12, 13, 14, 15, 16, 17 and 18, Block 58, as shown on that certain Map entitled, "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13 VOL. 72 OF MAPS, PAGES 1 & 2, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the recorder of the County of San Mateo, State of California, on March 04, 1975 in Book 86 of Maps at page(s) 46 & 47.
EXCEPTING THEREFROM all buildings and improvements of any nature located on aforesaid Lots 4, 8, and 18, Block 58, as granted in the Deed from Crocker Land Company, to Citizens Savings and Loan Association, a California corporation, recorded January 17, 1977, in Book 7358, Page 221, Official Records.
Assessors Parcel No: 091-541-130/ Joint Plant No.: 086-046-058-0004t
091-541-140/ Joint Plant No: 086-046-058-0005t
091-541-150/ Joint Plant No: 086-046-058-0006t
091-541-160/ Joint Plant No: 086-046-058-0007t
091-541-170/ Joint Plant No: 086-046-058-0009t


091-541-190/ Joint Plant No: 086-046-058-0010t
091-541-210/ Joint Plant No.: 086-046-058-0012t
091-541-220/ Joint Plant No: 086-046-058-0013t
091-541-230/ Joint Plant No. 086-046-058-0014t
091-541-240/ Joint Plant No: 086-046-058-0015t
091-541-250/ Joint Plant No: 086-046-058-0016t
091-541-260/ Joint Plant No: 086-046-058-0017t
091-541-270/ Joint Plant No: 086-046-058-0018t
PARCEL II:
Parcel A and Parcel B, as shown on that certain Map entitled, "PARCEL MAP BEING A RESUBDIVISION OF LOT 9 AS SHOWN ON THAT CERTAIN MAP ENTITLED, "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13" RECORDED MARCH 4, 1975 IN BOOK 86 OF MAPS AT PAGES 47 AND 47, SAN MATEO COUNTY RECORDS, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of the County of San Mateo, State of California on May 13, 1976, in Book 31 of Parcel Maps at page 47.
Assessors Parcel No's: 091-541-290 (PCL A) & 091-541-300 (PCL B)
Joint Plant No: 086-046-058-0009t
PARCEL III:
Parcel B, as shown on that certain Map entitled, "PARCEL MAP BEING A RESUBDIVISION OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13" RECORDED MARCH 4, 1975 IN BOOK 86 OF MAPS AT PAGES 46 AND 47, SAN MATEO COUNTY RECORDS, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California on June 1, 1977 in Book 37 of Parcel Maps at page 11. Assessors Parcel No: 091-541-320/ Joint Plant No: 086-046-058-0011t
PARCEL IV:
Parcel 3, as shown on that certain Map entitled, "PARCEL MAP OF LOTS 1, 2, 3, & 19, BOOK 86 OF MAPS, PAGE 46, SAN MATEO COUNTY RECORDS, PARCEL "A", BOOK 37 OF


PARCEL MAPS, PAGE 11, SAN MATEO COUNTY RECORDS, AND A PORTION OF LOT 1, BLOCK 58, BOOK 72 OF MAPS, PAGE 1, SAN MATEO COUNTY RECORDS, CITY OF DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of the County of San Mateo, State of California on April 8, 1997 in Book 69 of Parcel Maps at pages 74 and 75.
Assessors Parcel No: 091-541-370/ Joint Plant No: 086-046-058-0020t
PARCEL V:
A permanent easement over the "East Parking Area" of Parcel II, which includes six (6) parking spaces as depicted on Exhibit C-2, and more particularly described in Exhibit C-1, for purposes of Access and Parking, and a non-exclusive easement over the "Parcel 19 Area" of Parcel II as depicted on Exhibit E-2, and as more particularly described in Exhibit E-1, solely for the purpose of Access and Parking, as said easements and areas are described and granted by document entitled, "Reciprocal Easement Agreement, Declaration of Covenants and Grant of License", dated March 11, 1996, executed by Serramonte Plaza, a California limited partnership, Daly City Partners, LLC, a California limited liability company, Daly City Partners II, L.P., a California limited partnership, Lehman Brothers Holdings Inc., a Delaware corporation, and LaSalle National Bank as Trustee for the Structured Asset Securities Corporation, Multiclass Pass-Through Certificates, Series 1996-C1 Trust, recorded April 10, 1997, as Document No. 97041416, Official Records


                                EXHIBIT 7.2.1.2
                              FORM OF BILL OF SALE
     This Bill of Sale ("ASSIGNMENT") is executed by SERRAMONTE PLAZA, a California limited partnership (collectively "SELLER"), in favor of STRATEGIC ACQUISITION CORPORATION, a Delaware corporation ("PURCHASER").

     Seller and Purchaser have entered into that certain Purchase and Sale Contract dated as of July 6, 1999 ("PURCHASE CONTRACT"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real properties described in Exhibit "A" attached thereto and the improvements located thereon (collectively, the "PROJECT").

     Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, except as expressly provided herein, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "PROPERTY" shall mean all of Seller's rights and interests in and to Property Contracts (which Purchaser has elected to assume), Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property (in each case, as such terms are defined in the Purchase Contract).
          The term "PROPERTY" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller after using commercially reasonable efforts to obtain such consent. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

     2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, except as expressly provided herein, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

     3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property which accrue from and after the Closing Date (as defined in the Purchase Contract) and agrees to perform all of the covenants and obligations of Seller thereunder which accrue from and after the Closing Date. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property and which relates to the period from and after the Closing Date.

     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

     5. Miscellaneous. This Assignment shall be binding on the parties and their respective successors and assigns. The headings to paragraphs of this Assignment are for convenient reference only and shall not be used in interpreting this Assignment.


     6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

     7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of California.

     8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

     9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

     10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.


          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

Dated:_____________________, 1999

SELLER:   SERRAMONTE PLAZA, a California limited partnership
By:  GP Services XVII, Inc., a South Carolina corporation, Its General Partner
         By:
          Its

AGREED AND ACCEPTED:
PURCHASER:     STRATEGIC ACQUISITION CORPORATION,
          a Delaware corporation
          By:
          Its


                                EXHIBIT 7.2.1.3

                               GENERAL ASSIGNMENT


     This General Assignment ("ASSIGNMENT") is executed by SERRAMONTE PLAZA, a California limited partnership ("SELLER"), in favor of STRATEGIC ACQUISITION CORPORATION, a Delaware corporation ("PURCHASER").

     Seller and Purchaser have entered into that certain Purchase and Sale Contract dated as of July 6, 1999 ("PURCHASE CONTRACT"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real properties described in Exhibit "A" attached thereto and the improvements located thereon collectively, the "PROJECT").

     Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. As used herein, the term "MISCELLANEOUS PROPERTY ASSETS" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project.


          The term "MISCELLANEOUS PROPERTY ASSETS" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

     2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, except as expressly provided herein, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

     3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets which accrue from and after the Closing Date (as defined in the Purchase Contract) and agrees to perform all of the covenants and obligations of Seller thereunder which accrue from and after the Closing Date. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets and which relates to the period from and after the Closing Date.
     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

     5. Miscellaneous. This Assignment shall be binding on the parties and their respective successors and assigns. The headings to paragraphs of this Assignment are for convenient reference only and shall not be used in interpreting this Assignment.

     6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

     7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of California.

     8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

     9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.


Dated:               , 1999


SELLER:   SERRAMONTE PLAZA, a California limited partnership
By:  GP Services XVII, Inc., a South Carolina corporation, Its General Partner
         By:  ______________________
          Its __________________________

AGREED AND ACCEPTED:
PURCHASER:     STRATEGIC ACQUISITION CORPORATION,
          a Delaware corporation
By:      ______________________
     Its __________________________

                                EXHIBIT 7.2.1.8
                          TENANT ESTOPPEL CERTIFICATE


     This TENANT ESTOPPEL CERTIFICATE is executed as of the Estoppel Execution Date by Tenant, who is the current tenant or lessee under that certain written lease agreement ("Lease") dated as of the Lease Date by and between Original Landlord and Original Tenant for the lease of the Premises.

Definitions:

Estoppel Execution Date:                  _______________, 19__
Lease Date:                               _______________, 19__
Tenant:                                   ______________________________
Landlord:                                 ______________________________
Original Tenant:                          ______________________________
Original Landlord:                        ______________________________
Premises:                                 ______________________________
______________________________
Tenant Sq. Footage:                       ____________________
Base Monthly Rental:                      ____________________
Security Deposit:                         ____________________
Advance Rent:                             ____________________
Tenant's Share of Expenses:               ____________________
Percentage Rental:                        ____________________
Free Rent Periods:                        ____________________
Lease Term (incl. Option
Periods Exercised):                       ____________________
Commencement Date:                        _______________, 19__
Expiration Date:                          _______________, 19__

 Unexercised Option Periods:              ____________________
Current Rent Date:                        _______________, 19__


Guarantor:                                ____________________
Tenant's Address for Notices:             ______________________________
______________________________
______________________________
______________________________

     Tenant represents, warrants, certifies and states to Strategic Acquisition Corporation, a Delaware corporation, and its successors, assignees, and lenders (collectively, "Strategic"), each of the following:

1. A true and correct copy of the Lease and all amendments thereto is attached hereto as Exhibit "A" incorporated herein by this reference. The Lease is presently in full force and effect and has not been amended, supplemented, modified or otherwise changed, except pursuant to the written amendments attached in Exhibit "A" attached hereto.

2. All space and improvements leased by Tenant pursuant to the Lease have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted, taken possession of, and is currently occupying, the Premises.

3. Landlord has satisfied all commitments made to induce Tenant to enter in the Lease, and to the best of Tenant's knowledge, Landlord is not in any respect in default in the performance by Landlord of its obligations under the Lease.

4. Tenant is not in any respect in default or breach of the Lease and has not assigned, sublet, transferred or hypothecated its interest under the Lease, except as shown on Exhibit "B" attached hereto and incorporated herein by this reference.

5. Tenant is currently obligated to pay the Base Monthly Rental as its minimum monthly rental charge, exclusive of any percentage rent or any Tenant's share of operating costs and expenses. [Tenant is currently obligated to pay the Percentage Rental amount of its sales, revenues or other income as provided by and defined in the Lease. Tenant is obligated to reimburse Landlord for taxes and other operating expenses, and Tenant's share of such items (as may be defined, described or limited by the provisions of the Lease) is Tenant's Share of Expenses.]

6. The Lease Term commenced on the Commencement Date and expires on the Expiration Date.

7. The Lease provides for no extensions or renewals beyond the Lease Term except the Unexercised Option Periods. Tenant has not exercised any of the Unexercised Option Periods. Tenant has no option or preferential right to purchase or lease all or any part of the Premises nor any right, title or interest with respect to the Premises other than as a tenant or lessee under the Lease.

8.   Tenant has no right to cancel the Lease prior to the Expiration Date.

9. Tenant has paid the Base Monthly Rental and all other monetary obligations under the Lease through the Current Rent Date.

10. There is no period of free rent, rental abatement or reduction, except the Free Rent Periods. Landlord has not given or conceded to Tenant any other concessions, abatements or compromises, free rent, rental abatement or reduction with respect to the rental obligations under the Lease.

11. If the Lease requires a security deposit, Tenant has deposited an amount equal to the Security Deposit with Landlord. No person or entity has guaranteed any portion of Tenant's obligations under the Lease except any Guarantor.

12. There are no offsets or credits against any rentals payable or which have been paid under the Lease, and Tenant has made no payment to Landlord as a security deposit or advance or prepaid rental except any Security Deposit and any Advance Rent and payments made not earlier than ten (10) days prior to the date upon which such payment is due.

13. Tenant's current address for receipt of notices, elections, demands or other communications under the Lease is Tenant's Address for Notices.

14. Tenant has received no notice of any sale, transfer, pledge, assignment, or hypothecation of the Lease, or the rentals owed thereunder, by Landlord.
     Tenant makes this statement for the benefit and protection of Strategic and its successors, assigns, and lenders, with the understanding that each or all of said parties intends to and may rely on this statement in making a determination about purchasing or financing certain real property, which real property includes the Premises.
     IN WITNESS WHEREOF, Tenant executes this Tenant Estoppel Certificate as of the Estoppel Execution Date.
                                    TENANT:

 By:
 Its:

                                  EXHIBIT "A"


                          LIST OF AMENDMENTS TO LEASES


            TENANT                        AMENDMENT DATE

Alcaraz, Raul                   Short Term Storage Agreement dated
                                             05/24/99

24 Hour Fitness, Inc.                        6/30/98

Ameriquest Mortgage Co.                  3/20/98; 4/15/96

Bay View Federal Bank               Letter - 1995 CPI Increase
                                             08/29/96

California Real Estate Loans                 11/16/98

Casanova & Michaelian                        2/23/96

Celestino & Nakamoto                         3/16/93

Commonwealth Land Title Co         12/17/97; 12/31/95; 10/18/91

FEBTC Speed Remittance, Inc.                 9/18/98

Finn, Brian                                   5/3/99               with
                                                                   Landlord
                                                                   for
                                                                   signature

Finnegan's Rainbow, Inc.                     01/22/99
                                             01/26/98

Granite Management Corporation, Letter dated 12/10/97 - Notice of
formerly First Nationwide Bank           Base Rent Change



Hui, Harry                                   3/11/98

Landmark Hotels, Inc.                        2/11/99

Leland, John (347-R)             Signage Agreement dated 12/14/98

Leland, Walorinto & Grochol                  6/24/97

Moss Beach Homes, Inc.           10/23/1997         Letter dated
                                   03/03/98 - Tenant notice of
                                   Termination of Amendment #1

Peppermill, Inc.                  Lease Modification Agreements:
                                   03/01/99; 10/24/78; 9/30/76;
                                5/1/75; 8/26/74; 8/8/74; 12/17/73

Quock, Dr. Winton J                          12/27/94

Rothstein, Alan R.                           8/31/95

Sarte, Mila                                  3/18/98

Amitta Seebode, a prof. Corp.        Letters dated 07/20/98,
                                 07/25/97,  07/24/96 (Notices of
                                        CPI rent increase)

Shanghai USA Funding                         1/12/99
Corporation and Howard Lau

Sotto, Dr. Hermes S.                          5/3/95

Vahey, Edward P. DMD MS                       5/1/97


                                  EXHIBIT "B"


           LIST OF ASSIGNMENTS, SUBTENANCIES AND TENANT ENCUMBRANCES



       TENANT               ASSIGNOR            ASSIGNEE      DATE OF     SUBTENANT
                                                             DOCUMENT
  Ameriquest Mortgage     Long Beach Bank       Long Beach     10/6/94        N/A
Co. formerly known as                       Mortgage Company
 Long Beach Mortgage
       Company

Bay View Federal Bank    Resolution Trust        Bay View      7/1/93
                      Corp., as Conservator   Federal Bank
                        for HomeFed Bank

                        Coast Federal       Marin Savings    11/19/83
                      Savings, formerly       and Loan
                       known as Coast       Association
                       Federal Savings
                    and Loan Association

 Granite Management                                          10/20/93   Dr. Marco Chavez
  Corp. formerly                                                         and George Chavez
 First Nationwide Bank


      Hollywood
 Entertainment Corp.                                         12/22/95        MMM Carpet
                                                                and
                                                             renewals

  Lucky Money, Inc.                                           3/1/99    Jocson & Jocson, Inc.

  THERE ARE NO TENANT ENCUMBRANCES IN THE LEASES IN OUR POSSESSION.

                                EXHIBIT 8.1.1.8

                        LIST OF OTHER CONTRACTS, IF ANY
                                     None.


                                EXHIBIT 8.1.1.9

                                   RENT ROLL
                                 [See attached]


                                   EXHIBIT B

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("Escrow Agreement") made this 6th day of July, 1999 by and among SERRAMONTE PLAZA, a California limited partnership ("SELLER"), and STRATEGIC ACQUISITION CORPORATION, a Delaware corporation ("PURCHASER"); and FIDELITY NATIONAL TITLE INSURANCE COMPANY ("ESCROW AGENT");

                                 WITNESSETH:

     Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the 6th day of July, 1999; and

     Whereas, the Purchase Contract requires that Purchaser provide an Initial Deposit (the "Initial Deposit"), in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) in cash to be held pursuant to an escrow agreement approved by Purchaser and Seller.

     Whereas, the Purchase Contract requires that one (1) day after the expiration of the Feasibility Period, Purchaser shall provide an additional Deposit (the "Additional Deposit") in the amount of One Hundred Thousand and no/100 Dollars ($100,000.00) in cash to be held by Escrow Agent.

     Now, therefore, the parties agree to the following:

1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of One Hundred Thousand and No/100 dollars ($100,000.00) in cash (the "Initial Escrow Fund"), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2. Investment of Escrow Fund. All funds received by Escrow Agent (including the Initial Deposit and the Additional Deposit) shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as directed by Purchaser should Purchaser determine to issue investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase

Contract, if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

     If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within Ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within Two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

     When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, and addressed as set forth below:
          (a)  If to Seller:

Serramonte Plaza
1873 South Bellaire Street, 17th Floor
Denver, Colorado  80222
Attn:  Mr. Harry Alcock
     and
Argent Real Estate
1401 Brickell Avenue, Suite 520
Miami, Florida  33131
Attn:  Mr. David Marquette


               With a copy to:
Loeb & Loeb, LLP
1000 Wilshire Boulevard, Suite 1800
Los Angeles, California  90017
Attn:     Andrew S. Clare, Esq.
     Karen N. Higgins, Esq.
          (b)  If to Purchaser:
Strategic Acquisition Corporation
11755 Wilshire Boulevard, Suite 1850
Los Angeles, California  90025
Attn:  Kevin Kaseff
               With a copy to:
Strategic Acquisition Corporation
15 S. Main Street, Suite 900
Greenville, SC  29602
Attn: Greg Arrell, Esq.
          (c)  If to Escrow Agent:

Fidelity National Title Insurance Company
14643 Dallas Parkway, Suite 380
Dallas, Texas  75240
Attn:  Mr. Rick Wilson

     Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive an fee of $300.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or paid in connection with carrying out its duties hereunder, all amounts to be shared equally by Seller and Purchaser and not out of the Escrow Fund. Non-payment of such fee by Purchaser and/or Seller shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to any Seller for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California.

16.  Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

     In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed on its behalf duly authorized persons, all as of the day and year first above written.

Dated:  July 6, 1999

SERRAMONTE PLAZA, a California limited partnership
By:  GP Services XVII, Inc., a South Carolina corporation, Its General Partner
         By:                              ______________________
          Its __________________________
[SIGNATURES CONTINUED ON THE NEXT PAGE]

          STRATEGIC ACQUISITION CORPORATION,
          A Delaware corporation
          By:  ______________________
     Its __________________________

          FIDELITY NATIONAL TITLE INSURANCE COMPANY
By: _____________________________________
Title:


                                   EXHIBIT C
                 [PORTION OF PROPERTY TO BE PARTIALLY RELEASED]
     All that certain land situated in San Mateo County, California described as follows:
                                   PARCEL I:
Lots 4, 6, 10, 17 and 18, Block 58, as shown on that certain Map entitled, "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13 VOL. 72 OF MAPS, PAGES 1 & 2, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the recorder of the County of San Mateo, State of California, on March 04, 1975 in Book 86 of Maps at page(s) 46 & 47.
EXCEPTING THEREFROM all buildings and improvements of any nature located on aforesaid Lots 4, and 18, Block 58, as granted in the Deed from Crocker Land Company, to Citizens Savings and Loan Association, a California corporation, recorded January 17, 1977, in Book 7358, Page 221, Official Records.
Assessors Parcel No: 091-541-130/ Joint Plant No.: 086-046-058-0004t
091-541-150/ Joint Plant No: 086-046-058-0006t
091-541-190/ Joint Plant No: 086-046-058-0010t
091-541-260/ Joint Plant No: 086-046-058-0017t
091-541-270/ Joint Plant No: 086-046-058-0018t
PARCEL III:
Parcel B, as shown on that certain Map entitled, "PARCEL MAP BEING A RESUBDIVISION OF LOT 11 AS SHOWN ON THAT CERTAIN MAP ENTITLED "RESUBDIVISION OF LOT 2, BLOCK 58, SERRAMONTE UNIT NO. 13" RECORDED MARCH 4, 1975 IN BOOK 86 OF MAPS AT PAGES 46 AND 47, SAN MATEO COUNTY RECORDS, DALY CITY, SAN MATEO COUNTY, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California on June 1, 1977 in Book 37 of Parcel Maps at page 11. Assessors Parcel No: 091-541-320/ Joint Plant No: 086-046-058-0011t


ARTICLE 1 DEFINED TERMS                                                        3
ARTICLE 2 PURCHASE AND SALE OF PROPERTY                                        7
ARTICLE 3 PURCHASE PRICE & DEPOSIT                                             7
ARTICLE 4 FINANCING                                                            9
ARTICLE 5 FEASIBILITY PERIOD                                                  10
ARTICLE 6 TITLE                                                               14
ARTICLE 7 CLOSING                                                             18
ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER   25
ARTICLE 9  CONDITIONS PRECEDENT TO CLOSING                                    31
ARTICLE 10 BROKERAGE                                                          34
ARTICLE 11 POSSESSION                                                         34
ARTICLE 12 DEFAULTS AND REMEDIES                                              35
ARTICLE 13 RISK OF LOSS OR CASUALTY                                           36
ARTICLE 14 RATIFICATION                                                       37
ARTICLE 15 EMINENT DOMAIN                                                     37
ARTICLE 16 MISCELLANEOUS                                                      38